                                                                     EXHIBIT 1-A
                                                                     -----------


                     Ameritech Capital Funding Corporation

                   $__________ Medium-Term Notes, Series __
                                Due __________
                              From Date of Issue

                         Unconditionally Guaranteed by

                             Ameritech Corporation

                           Selling Agency Agreement


                                                             __________ __, ____
                                                              New York, New York

To the Agents listed in
  Schedule II hereto

Dear Sirs:

     Ameritech Capital Funding Corporation, a Delaware corporation (the "Company"), and Ameritech Corporation, a Delaware corporation ("Ameritech"), hereby confirm their agreement with each of you with respect to the issue and sale by the Company of up to $__________ aggregate principal amount (excluding the amount of any original issue discount) of its Medium-Term Notes, Series __ Due __________ from Date of Issue (the "Notes"). The Notes will be guaranteed unconditionally as to principal, premium, if any, and interest (the
"Guarantees") by Ameritech and will be issued under an indenture (the "Indenture") dated as of __________ __, ____ among the Company, Ameritech and Harris Trust and Savings Bank, as trustee (the "Trustee"). The Notes will be issued in minimum denominations of $__________ and in denominations exceeding such amount by integral multiples of $__________, will be issued only in fully registered form and will have the semi-annual or annual interest rates, which may be zero, or interest rate formulae, if any (the term "interest rate" as used herein denoting all such possibilities), maturities and, if appropriate, other terms and conditions set forth in a supplement to the Prospectus referred to below. The Notes will be issued, and the terms thereof established, in accordance with the Indenture and, in the case of Notes sold pursuant to Section 2(a), the Medium-Term Notes Administrative Procedures attached hereto as Exhibit A (the "Procedures"). The Procedures may only be amended by written agreement of the Company, Ameritech and you after notice to, and with the approval of, the Trustee. For purposes of this Agreement, the term "Agent" shall refer to any of you acting solely in the capacity as agent for the Company pursuant to Section 2(a) and not as principal (collectively, the "Agents", the term the "Purchaser" shall refer to any one of you acting solely
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as principal pursuant to Section 2(b) and not as agent, and the term "you" shall refer to you collectively whether at any time any of you is acting in both such capacities or in either such capacity.

     1.   Representations and Warranties. The Company and Ameritech, jointly and
          ------------------------------
severally, represent and warrant to, and agree with, you as set forth below in this Section 1. Certain capitalized terms used in this Section 1 are defined in paragraph (d) of this Section.

          (a) The Company and Ameritech meet the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and have filed with the Securities and Exchange Commission (the "Commission") a joint registration statement on such Form (File Number: 33-_____), including a basic prospectus, which has become effective, for the registration under the Act of $1,000,000,000 aggregate principal amount (excluding the amount of any original issued discount) of debt securities (the "Securities"), including the Notes, and the Guarantees. Such registration statement, as amended as of the date of this Selling Agency Agreement (the "Agreement"), meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with said Rule. The Company and Ameritech have included in such registration statement, or have filed or will file with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act, a supplement to the form of prospectus included in such registration statement relating to the Notes and the plan of distribution thereof (the "Prospectus Supplement"). In connection with the sale of Notes, the Company and Ameritech propose to file with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act further supplements to the Prospectus Supplement specifying the interest rates, maturity dates and, if appropriate, other terms and conditions of the Notes sold pursuant hereto.

          (b) As of the Execution Time, on the Effective Date, when any supplement to the Prospectus is filed with the Commission, as of the date of any Terms Agreement (as defined in Section 2(b)) and at the date of delivery by the Company of any Notes sold hereunder (a "Closing Date"), (i) the Registration Statement, as amended as of any such time, and the Prospectus, as amended or supplemented as of any such time, and the Indenture complied or will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the respective rules thereunder;
     (ii) the Registration Statement, as amended as of any such date, did not or will not contain any untrue

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     statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and (iii) the Prospectus, as amended or supplemented as of any such time, did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Company nor
                           --------  -------
     Ameritech makes any representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto), in either case as amended as of any such time, in reliance upon and in conformity with information furnished in writing to the Company or Ameritech by any of you specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplement thereto).

          (c) The Notes have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the purchasers thereof, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture; the Guarantees have been duly authorized by Ameritech, and when executed in accordance with the provisions of the Indenture, will constitute legal, valid and binding obligations of Ameritech; each Note, as of the Closing Date with respect thereto, will have been duly authorized, executed, authenticated and delivered in accordance with the provisions of the Indenture and will constitute a legal, valid and binding obligation of the Company entitled to the benefits of the Indenture; and each Guarantee, as of the Closing Date with respect to the Note upon which it is endorsed, will have been duly authorized and executed in accordance with the provisions of the Indenture and will constitute a legal, valid and binding obligation of Ameritech. The foregoing representations are subject as to enforcement of remedies to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally and from time to time in effect and to general equitable principles.

          (d) The terms which follow, when used in this Agreement, shall have the respective meanings indicated. "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall

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     mean the form of basic prospectus relating to the Securities contained in the Registration Statement at the Effective Date. "Prospectus" shall mean the Basic Prospectus as supplemented by the Prospectus Supplement, as amended or supplemented. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time. "Rule 415" and "Rule 424" refer to such rules under the Act. Any reference herein to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be; and any reference herein to the terms "amend" , "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

     2.   Appointment of Agents; Solicitation by the Agents of Offers to
          --------------------------------------------------------------
Purchase; Sales of Notes to a Purchaser.
- ---------------------------------------

     (a) Subject to the terms and conditions set forth herein, the Company hereby authorizes each of the Agents to act as its agent to solicit offers for the purchase of all or part of the Notes from the Company.

     On the basis of the representations and warranties, and subject to the terms and conditions set forth herein, each of the Agents agrees, as an agent of the Company, to use its best efforts to solicit offers to purchase the Notes from the Company upon the terms and conditions set forth in the Prospectus (and any supplement thereto) and in the Procedures.

     The Company reserves the right, in its sole discretion, to instruct the Agents, or any of them, to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Notes. Upon receipt of instructions from the Company, the Agents, or any of them, will forthwith suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised them that such solicitation may be resumed.

     The Company agrees to pay each Agent a commission on the Closing Date with respect to each sale of Notes by the Company as

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a result of a solicitation made by such Agent in an amount equal to that percentage specified in Schedule I hereto of the aggregate principal amount of the Notes (excluding the amount of any original issue discount) sold by the Company. Such commission shall be payable as specified in the Procedures.

     Subject to the provisions of this Section and to the Procedures, offers for the purchase of Notes may be solicited by an Agent as agent for the Company at such time and in such amounts as such Agent deems advisable. The Company may from time to time offer Notes for sale otherwise than through an Agent; provided, however, that so long as this Agreement shall be it effect the Company
- --------  -------
shall not solicit or accept offers to purchase Notes through any agent other than an Agent, except as provided in the immediately succeeding paragraph.

     The Company may authorize any other firm (an "Additional Agent") to act as its agent to solicit offers for the purchase of Notes upon not less than one day's prior written notice to such Agents as are at the time parties to this Agreement. Each Additional Agent shall execute a copy of this Agreement and become a party hereto and shall specify its requirements for the delivery of the certificates, letters and opinions previously delivered to the Agents under
Section 5. From and after the time such Additional Agent shall have executed a copy of this Agreement, the term Agent as used in this Agreement shall mean the Agents and such Additional Agent.

     (b) Subject to the terms and conditions stated herein, whenever the Company and any Agent determines that the Company shall sell Notes directly to such Agent as purchaser (the "Purchaser"), each such sale of Notes shall be made in accordance with the terms of this Agreement and any supplemental agreement relating thereto between the Company and the Purchaser. Each such supplemental agreement is herein referred to as a "Terms Agreement". Each such Terms Agreement shall be substantially in the form of Exhibit B. The Purchaser's commitment to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company and Ameritech herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto, specify the principal amount of such Notes, the price to be paid to the Company for such Notes, the rate at which interest will be paid on the Notes, the Closing Date for such Notes, the place of delivery of the Notes and payment therefor, the method of payment and any modification of the requirements for the delivery of the opinions of counsel, the certificates from the Company or its officers and Ameritech or its officers, and the letter from Ameritech's independent public accountants, pursuant to
Section 6(b). Such Terms Agreement shall also specify the period of time referred to in Section 4(m).

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     Delivery of the certificates for Notes sold to the Purchaser pursuant to any Terms Agreement shall be made as agreed to between the Company and the Purchaser as set forth in such Terms Agreement, not later than the Closing Date set forth in such Terms Agreement, against payment of funds to the Company in the net amount due to the Company for such Notes by the method and in the form set forth in such Terms Agreement.

     3.   Offering and Sale of Notes.  Each Agent, the Company and Ameritech
          --------------------------
agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.

     4.   Agreements.  The Company and Ameritech, jointly and severally, agree
          ----------
with you that:

          (a) Prior to the termination of the offering of the Notes, neither the Company nor Ameritech will file any amendment of the Registration Statement or supplement to the Prospectus (except for (i) periodic or current reports filed under the Exchange Act, (ii) a supplement relating to any offering of Notes providing solely for the specification of or a change in the maturity dates, interest rates, issuance prices or other similar terms of any Notes or (iii) a supplement relating to an offering of Securities other than the Notes) unless the Company or Ameritech, as appropriate, has furnished each of you a copy for your review prior to filing and given each of you a reasonable opportunity to comment on any such proposed amendment or supplement. Subject to the foregoing sentence, the Company and Ameritech will cause each supplement to the Prospectus to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to you of such filing. The Company and Ameritech will promptly advise each of you (i) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (ii) when, prior to the termination of the offering of the Notes, any amendment of the Registration Statement shall have been filed or become effective,
     (iii) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or, to the knowledge of the Company, threatening of any proceeding for that purpose and (v) of the receipt by the Company or Ameritech of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or, to the knowledge of the Company, threatening of any proceeding for such purpose. The Company and Ameritech will each use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

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          (b)  If, at any time when a Prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or to supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company or Ameritech promptly will (i) notify each of you to suspend solicitation of offers to purchase Notes (and, if so notified by the Company or Ameritech, each of you shall immediately suspend such solicitation and cease using the Prospectus as then supplemented), (ii) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance and (iii) supply any amended or supplemented Prospectus to each of you in such quantities as you may reasonably request. If such amendment or supplement, and any documents, certificates and opinions furnished to each of you pursuant to paragraph (g) of this Section 4 in connection with the preparation or filing of such amendment or supplement are satisfactory in all respects to you, you will, upon the filing of such amendment or supplement with the Commission and upon the effectiveness of an amendment to the Registration Statement, if such an amendment is required, resume your obligation to solicit offers to purchase Notes hereunder.

          (c) Ameritech, during the period when a prospectus relating to the Notes is required to be delivered under the Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and will furnish to each of you copies of such documents. In addition, as soon as practicable after the date on which Ameritech makes any announcement to the general public concerning earnings or concerning any other event which is required to be described, or which Ameritech proposes to describe, in a document filed pursuant to the Exchange Act, Ameritech will furnish to each of you the information contained or to be contained in such announcement. Ameritech also will furnish to each of you copies of all other press releases or announcements to the general public. The Company or Ameritech will immediately notify each of you of any downgrading in the rating of the Notes or any other debt securities of the Company or Ameritech by [__________], or if [any] such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Company's or Ameritech's debt securities, as soon as the

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     Company or Ameritech learns of any such downgrading or proposal to downgrade.

          (d) As soon as practicable, Ameritech will make generally available to its security holders and to each of you an earnings statement or statements of Ameritech and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (e) The Company or Ameritech will furnish to each of you and your counsel, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a Prospectus may be required by the Act, as many copies of the Prospectus and any supplement thereto as you may reasonably request.

          (f) The Company and Ameritech will arrange for the qualification of the Notes for sale under the laws of such jurisdictions as any of you may designate, will maintain such qualifications in effect so long as required for the distribution of the Notes, and will arrange for the determination of the legality of the Notes for purchase by institutional investors; provided, however, that neither the Company nor Ameritech shall be obligated to qualify as a foreign corporation in, or to execute or file any general consent to service of process under the laws of, any jurisdiction.

          (g) The Company and Ameritech shall furnish to each of you such information or documents relating to the business, operations and affairs of the Company, the Registration Statement, the Prospectus, and any amendments thereof or supplements thereto, the Indenture, the Notes, this Agreement, the Procedures and the performance by the Company and you of its and your respective obligations hereunder and thereunder as any of you may from time to time and at any time prior to the termination of this Agreement reasonably request.

          (h) The Company or Ameritech shall, whether or not any sale of the Notes is consummated, (i) pay all expenses incident to the performance of their obligations under this Agreement, including the fees and disbursements of its accountants and counsel, the cost of printing or other production and delivery of the Registration Statement, the Prospectus, all amendments thereof and supplements thereto, the Indenture, this Agreement and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements, including fees of counsel not in excess of $_____, incurred in compliance with Section 4(f), the fees and disbursements of the Trustee and the fees of any agency

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     that rates the Notes, (ii) reimburse each of you on a monthly basis for all out-of-pocket expenses (including without limitation advertising expenses) incurred by you and approved in advance by the Company in connection with this Agreement and (iii) pay the reasonable fees (not in excess of $______) and expenses of your counsel incurred in connection with this Agreement.

          (i) Each acceptance by the Company of an offer to purchase Notes will be deemed to be a reconfirmation to you of the representations and warranties of the Company and Ameritech in Section 1(b).

          (j) Each time that the Registration Statement or the Prospectus is amended or supplemented (other than by an amendment or supplement relating to any offering of Securities other than the Notes or providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes sold pursuant hereto) and each time a document filed under the Exchange Act is incorporated by reference into the Prospectus, the Company and Ameritech will deliver or cause to be delivered promptly to each of you a certificate of each of the Company and Ameritech, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form reasonably satisfactory to you, of the same tenor as the certificates referred to in Sections 5(e)(i) and (ii) but modified to relate to the last day of the fiscal quarter for which financial statements of Ameritech were last filed with the Commission and to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement.

          (k) Each time that the Registration Statement or the Prospectus is amended or supplemented (other than by an amendment or supplement (i) relating to any offering of Securities other than the Notes or (ii) providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes sold pursuant hereto) and each time a document filed under the Exchange Act is incorporated by reference into the Prospectus, the Company and Ameritech shall furnish or cause to be furnished promptly to each of you a written opinion of counsel for the Company and Ameritech reasonably satisfactory to each of you, which opinion may be given in whole or in part by the General Counsel, the Associate General Counsel, Counsel or General Attorney of Ameritech ("Ameritech Counsel"), dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form satisfactory to each of you, of the same tenor as the

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     opinion referred to in Section 5(b) and (c) (or, in the case of a document incorporated by reference into the Prospectus which sets forth or incorporates by reference financial statements or other information as of and for a fiscal quarter, an opinion which shall be of the same tenor as the opinion referred to in the last clause of Section 5(b)(iv)) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement or, in lieu of such opinion, the counsel last furnishing such an opinion to you may furnish each of you with a letter to the effect that you may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement).

          (l) Each time that the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information or a document filed under the Exchange Act setting forth amended or supplemented financial information is incorporated by reference into the Prospectus, Ameritech shall cause its independent public accountants promptly to furnish each of you a letter, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form satisfactory to each of you, of the same tenor as the letter referred to in Section 5(f) with such changes as may be necessary to reflect the amended and supplemental financial information included or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented to the date of such letter; provided, however,
                                                            --------  -------
     that, if the Registration Statement or the Prospectus is amended or supplemented solely to include or incorporate by reference financial information as of and for a fiscal quarter, Ameritech's independent public accountants may limit the scope of such letter, which shall be satisfactory in form to each of you, to the unaudited financial statements, the related "Management's Discussion and Analysis of Financial Condition and Results of Operations" and any other information of an accounting, financial or statistical nature included in such amendment or supplement, unless, in the reasonable judgment of any of you, such letter should cover other information or changes in specified financial statement line items.

          (m) During the period, if any, specified in any Terms Agreement, neither the Company nor Ameritech shall, without the prior consent of the Purchaser thereunder, issue or announce the proposed issuance of (i) any debt securities, including Notes, of the Company or Ameritech with terms substantially similar to the Notes being purchased pursuant to such Terms Agreement, or (ii) any guarantee of Ameritech of debt securities, including Notes, with terms substantially similar to the Notes being purchased pursuant to such Terms Agreement.

     5.   Conditions to the Obligations of the Agents.  The obligations of each
          -------------------------------------------
Agent to solicit offers to purchase Notes shall be subject to the accuracy of the representations and warranties of the Company and Ameritech contained herein as of the Execution Time, on the Effective Date, when any supplement to the Prospectus is filed with the Commission and as of each Closing Date, to the accuracy of the statements of the Company and Ameritech made in any certificates pursuant to the provisions hereof, to the performance by the Company and Ameritech of their respective obligations hereunder and to the following additional conditions:

          (a) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b), and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Company and Ameritech shall have furnished to each Agent the opinion of Winston & Strawn, counsel for the Company and Ameritech, dated as of the Execution Time, to the effect that:

                    (i) the Notes conform to the description thereof contained in the Prospectus (subject to the insertion in the Notes of the maturity dates, the interest rates and other terms thereof which will be described in supplements to the Prospectus as contemplated by the fourth sentence of Section l(a) of this Agreement);

                   (ii) the Indenture has been duly authorized, executed and delivered by the Company and Ameritech, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company and Ameritech in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general equitable principles); and the Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the purchasers thereof, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture;

                  (iii) the Guarantees have been duly authorized, and when executed and delivered in accordance with the Indenture will constitute the legal, valid and binding obligation of Ameritech enforceable in accordance with their terms (subject, as to enforcement or remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect); and the Guarantees conform to the descriptions thereof in the Prospectus;

                   (iv) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and such counsel has no reason to believe that the Registration Statement at the Effective Date contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                    (v) this Agreement has been duly authorized, executed and delivered by the Company and Ameritech;

                   (vi) such counsel confirms as its opinion with respect to the federal tax consequences to alien holders of the Notes the statements contained in the Prospectus under the caption "Material United States Tax Considerations" and its opinion that the discussion of "Material United States Tax Considerations" within the Prospectus Supplement is an accurate description of the material federal tax aspects of owning (including the purchase and sale of) the Notes; and

                  (vii) assuming continued compliance with Rule 3a-5 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Company is exempt from the provisions of the Investment Company Act, and Ameritech is not an "investment company" within the meaning of such Act.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of Illinois and New York, the corporate law of the State of Delaware or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Agent, (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and Ameritech and public officials and (C) as to certain matters relating to the legality of the issuance of the Notes and the Guarantees, on the opinion of Ameritech Counsel. References to the Prospectus in this paragraph (b) include any supplements thereto at the date such opinion is rendered.

     (c) The Company and Ameritech shall have furnished to each Agent the opinion of Ameritech Counsel, dated as of the Execution Time, to the effect that:

                    (i) each of the Company and Ameritech and Illinois Bell Telephone Company, Indiana Bell Telephone Company, Incorporated, Michigan Bell Telephone Company, The Ohio Bell Telephone Company and Wisconsin Bell, Inc. (individually a "Subsidiary" and collectively the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or other), earnings, business or property of Ameritech and its subsidiaries taken as a whole;

                   (ii) all the outstanding shares of capital stock of each Subsidiary and the Company have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Subsidiaries and of the Company are owned by Ameritech free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

                    (iii) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company, Ameritech or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Prospectus describing any legal proceedings or material contracts or agreements relating to the Company or Ameritech fairly summarize such matters;

                   (iv) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the sale of the Notes or the Guarantees as contemplated by this Agreement and such other approvals (specified in such opinion) as have been obtained;

                    (v) neither the execution and delivery of the Indenture, the issue and sale of the Notes and the Guarantees nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach of, or constitute a default under, the charter or by-laws of the Company or Ameritech or the terms of any indenture or other material agreement or material instrument known to such counsel and to which the Company or Ameritech or any of its Subsidiaries is a party or bound, or any order or regulation known to such counsel to be applicable to the Company or Ameritech or any of its Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or Ameritech or any of its Subsidiaries;

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Illinois, the corporate law of the State of Delaware or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Agent and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and Ameritech and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the date such opinion is rendered.

     (d) Each Agent shall have received from Mayer, Brown & Platt, counsel for the Agents, such opinion or opinions, dated as of the Execution Time, with respect to the issuance and sale of the Notes and the Guarantees, the Indenture, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Agents may reasonably require, and the Company and Ameritech shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

     (e) (i) The Company shall have furnished to each Agent a certificate of the Company, signed by the President and the principal financial or accounting officer or Assistant Treasurer of the Company, dated the Execution Time, to the effect that the signers of such certificate have examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

          (A) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of the Agents to solicit offers to purchase the Notes;

          (B) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to such officers' knowledge, threatened; and

          (C) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

           (ii) Ameritech shall have furnished to each Agent a certificate of Ameritech, signed by the Chairman of the Board, a Vice Chairman, a President or any Vice President and the principal financial or accounting officer, Treasurer or Assistant Treasurer of Ameritech, dated as of the Execution Time, to the effect that the signers of such certificate have examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

          (A) the representations and warranties of Ameritech in this Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof and Ameritech has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of the Agents to solicit offers to purchase the Notes;

          (B) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to such officers' knowledge, threatened; and

          (C) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of Ameritech and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

     (f) At the Execution Time, Arthur Andersen LLP shall have furnished to each Agent a letter or letters (which may refer to letters previously delivered to the Agents), dated as of the Execution Time, in form and substance satisfactory to the Agents, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                    (i) in their opinion the audited financial statements, financial statement schedules and pro forma financial statements, if any, included or incorporated in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                   (ii) on the basis of a reading of the latest unaudited financial statements made available by Ameritech and its subsidiaries, the carrying out of certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and the executive and audit committees of Ameritech, and inquiries of certain officials of Ameritech who have responsibility for financial and accounting matters of Ameritech and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements included or incorporated in the Prospectus, nothing came to their attention which caused them to believe that:

               (1) any unaudited financial statements included or incorporated in the Registration Statement and the Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Prospectus;

               (2) with respect to the period subsequent to the date of the most recent financial statements (other than any capsule information), audited or unaudited, in or incorporated in the Registration Statement and the Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of Ameritech and its subsidiaries or capital stock of Ameritech or decreases in the stockholders' equity of Ameritech as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Prospectus, or for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year in net revenues or income before income taxes or in total or per share amounts of net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by Ameritech as to the significance thereof unless said explanation is not deemed necessary by the Agents; or

               (3) the amounts included in any unaudited "capsule" information included or incorporated in the

          Registration Statement and the Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Prospectus;

               (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of Ameritech and its subsidiaries) set forth in the Registration Statement and the Prospectus and in Exhibit 12 to the Registration Statement, including certain information specified by the Agents and agreed to by Arthur Andersen LLP included or incorporated in Items 1, 2, 6, 7 and 11 of Ameritech's Annual Report on Form 10-K, incorporated in the Registration Statement and the Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Prospectus, agrees with the accounting records of Ameritech and its subsidiaries, excluding any questions of legal interpretation; and

               (iv) if unaudited pro forma financial statements are included or incorporated in the Registration Statement and the Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

     References to the Prospectus in this paragraph (f) include any supplement thereto at the date of the letter.

     (g) Prior to the Execution Time, the Company and Ameritech shall have furnished to each Agent such further information, documents, certificates and opinions of counsel as the Agents may reasonably request.

     If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Agents and counsel for the Agents, this Agreement and all obligations of any Agent hereunder may be cancelled at any time by the Agents. Notice of such cancellation shall be given to the Company and Ameritech in writing or by telephone or telegraph confirmed in writing.

     The documents required to be delivered by this Section 5 shall be delivered at the offices of Mayer, Brown and Platt, 190 South LaSalle Street, Chicago, Illinois 60603, on the date hereof.

     6.   Conditions to the Obligations of the Purchaser.  The obligations of
          ----------------------------------------------
the Purchaser to purchase any Notes will be subject to the accuracy of the representations and warranties on the part of the Company and Ameritech herein as of the date of any related Terms Agreement and as of the Closing Date for such Notes, to the performance and observance by the Company and Ameritech of all covenants and agreements herein contained on their parts to be performed and observed and to the following additional conditions precedent:

          (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) If specified by any related Terms Agreement and except to the extent modified by such Terms Agreement, the Purchaser shall have received, appropriately updated, (i) certificates of each of the Company and Ameritech, dated as of the Closing Date, to the effect set forth in Sections 5(e)(i) and (ii), respectively, (except that references to the Prospectus shall be to the Prospectus as supplemented at the time of execution of the Terms Agreement), (ii) the opinion of counsel for the Company and Ameritech, which opinion may be given in whole or in part by Ameritech Counsel, dated as of the Closing Date, to the effect set forth in Section 5(b) and (c), (iii) the opinion of Mayer, Brown & Platt, counsel for the Purchaser, dated as of the Closing Date, to the effect set forth in Section 5(d), and
          (iv) the letter of Arthur Andersen LLP, independent accountants for Ameritech, dated as of the Closing Date, to the effect set forth in Section 5(f).

          (c) Prior to the Closing Date, the Company and Ameritech shall have furnished to the Purchaser such further information, certificates and documents as the Purchaser may reasonably request.

     If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement and any Terms Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement or such Terms Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Purchaser and its counsel, such Terms Agreement and all obligations of the Purchaser thereunder and with respect to the Notes subject thereto may be cancelled at, or at any time prior to, the respective Closing Date by the Purchaser. Notice of such cancellation shall be given to the Company and Ameritech in writing or by telephone or telegraph confirmed in writing.

     7.   Right of Person Who Agreed to Purchase to Refuse to Purchase.  The
          ------------------------------------------------------------
Company and Ameritech agree that any person who has agreed to purchase and pay for any Note, including a Purchaser and any person who purchases pursuant to a solicitation by any of the Agents, shall have the right to refuse to purchase such Note if, at the Closing Date therefor, either (a) any condition set forth in Section 5 or 6, as applicable, shall not be satisfied or (b) subsequent to the agreement to purchase such Note, any change in the business or properties of Ameritech and its subsidiaries taken as a whole shall have occurred the effect of which is, in the reasonable judgment of the Purchaser or the Agent which presented the offer to purchase such Note, as applicable, so material and adverse as to make it impractical or inadvisable to proceed with the delivery of such Note.

     8.   Indemnification and Contribution.  (a)  The Company and Ameritech,
          --------------------------------
jointly and severally, agree to indemnify and hold harmless each of you and each person who controls each of you within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which you, they or any of you or them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Prospectus or any preliminary Prospectus, or in the amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) neither the Company nor Ameritech will be liable in
- --------
any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company or Ameritech by any of you specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to the Prospectus or any preliminary Prospectus shall not inure to the benefit of any of you (or any person controlling any of you) from whom the person asserting any such loss, claim, damage or liability purchased the Notes which are the subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Notes to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in the Prospectus or any preliminary Prospectus was corrected in the Prospectus (or the Prospectus as supplemented). This indemnity agreement will be in addition to any liability which the Company and Ameritech may otherwise have.

     (b) Each of you agrees to indemnify and hold harmless the Company and Ameritech, each of their directors, each of their officers who signs the Registration Statement and each person who controls the Company or Ameritech within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company or Ameritech to you, but only with reference to written information relating to such of you furnished to the Company or Ameritech by such of you specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which you may otherwise have. The Company and Ameritech acknowledge that, as of the Execution Date, the statements set forth in the last paragraph of the cover page, and under the heading "Plan of Distribution", of the Prospectus Supplement constitute the only information furnished in writing by any of you for inclusion in the documents referred to in the foregoing indemnity, and you confirm that such statements are correct.

     (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the
                                        --------  -------
defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by you in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or
(iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

     (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this
Section 8 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company or Ameritech on grounds of policy or otherwise, the Company, Ameritech and each of you shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company, Ameritech and any of you may be subject in such proportion so that each of you is responsible for that portion represented by the percentage that the aggregate commissions received by such of you pursuant to
Section 2 in connection with the Note from which such losses, claims, damages and liabilities arise (or, in the case of Notes sold pursuant to a Terms Agreement, the aggregate commissions that would have been received by such of you if such commissions had been payable), bears to the aggregate principal amount of such Notes sold and the Company and Ameritech are responsible for the balance; provided, however, that (y) in no case shall any of
                             --------  -------
you be responsible for any amount in excess of the commissions received by such of you in connection with the Notes from which such losses, claims, damages and liabilities arise (or, in the case of Notes sold pursuant to a Terms Agreement, the aggregate commissions that would have been received by such of you if such commissions had been payable) and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls any of you within the meaning of the Act shall have the same rights to contribution as you and each person who controls the Company or Ameritech within the meaning of either the Act or the Exchange Act, each officer of the Company and Ameritech who shall have signed the Registration Statement and each director of the Company and Ameritech shall have the same rights to contribution as the Company and Ameritech, subject in each case to clauses (y) and (z) of this paragraph
(d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph
(d).

     9.   Termination. (a)  This Agreement will continue in effect until
          -----------
terminated as provided in this Section 9. This Agreement may be terminated by either the Company and Ameritech as to any of you or any of you insofar as this Agreement relates to such of you, giving written notice (or telecopied notice confirmed promptly in writing) of such termination to such of you or the Company and Ameritech, as the case may be. This Agreement shall so terminate at the close of business on the first business day following the receipt of such notice by the party to whom such notice is given. In the event of such termination, no party shall have any liability to the other party hereto, except as provided in the fourth paragraph of Section 2(a), Section 4(h), Section 8 and Section 10.

     (b) Each Terms Agreement shall be subject to termination in the absolute discretion of the Purchaser, by notice given to the Company and Ameritech prior to delivery of any payment for Notes to be purchased thereunder, if prior to such time (i) trading in Ameritech's Common Stock shall have been suspended by the

Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) there shall have occurred any downgrading in the rating accorded to the Company's or Ameritech's debt securities by [________] or [any] such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's or Ameritech's debt securities,
(iii) a banking moratorium shall have been declared either by Federal or New York State authorities, or (iv) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets or the United States is such as to make it, in the judgment of the Purchaser, impracticable to market such Notes.

     10.  Representations and Indemnities to Survive.  The respective
          ------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Company, Ameritech or their respective officers and of you set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of you or the Company, Ameritech or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Notes. The provisions of Sections 4(h) and 8 hereof shall survive the termination or cancellation of this Agreement.

     11.  Notices.  All communications hereunder will be in writing and
          -------
effective only on receipt, and, if sent to any of you, will be mailed, delivered, telecopied or telegraphed and confirmed, to such of you, at the address specified in Schedule I hereto; if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 30 South Wacker Drive, Chicago, Illinois 60606, attention of _____________; or, if sent to Ameritech, will be mailed, delivered, telecopied or telegraphed and confirmed to it at 30 South Wacker Drive, Chicago, Illinois 60606, attention of the _______________.

     12.  Successors.  This Agreement will inure to the benefit of and be
          ----------
binding upon the parties hereto and their respective successors and the officers and directors of controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

     13.  Applicable Law.  This Agreement will be governed by and construed in
          --------------
accordance with the laws of the State of New York.

     If the foregoing is in accordance with your understanding of our agreement; please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, Ameritech and you.

                                                 Very truly yours,

                                                 Ameritech Capital Funding
                                                      Corporation


                                                 By:____________________________
                                                    Its:


                                                 Ameritech Corporation


                                                 By:____________________________
                                                    Its:


The foregoing Agreement is
hereby confirmed and accepted
as of the date hereof.

______________________


By:___________________________
   Its:

                                  SCHEDULE I


Commissions:
- ------------

          The Company agrees to pay each Agent a commission equal to the following percentage of the principal amount of each Note sold by such Agent:



     Term                                                        Commission Rate
     ----                                                        ---------------



Address for Notice to Agent[s]:
- ------------------------------

          Notice to __________ shall be directed to it at __________, Attention of __________, Telecopier (___) ___-____.

                                  SCHEDULE II



[List Agent[s]]

                                                                       EXHIBIT A
                                                                       ---------


                     Ameritech Capital Funding Corporation

                   $__________ Medium-Term Notes, Series __
                                Due __________
                              From Date of Issue

                         Unconditionally Guaranteed by

                             Ameritech Corporation

                  Medium-Term Note Administrative Procedures
                  ------------------------------------------
                              __________ __, ____

          The Medium-Term Notes, Series __, Due __________ from Date of Issue (the "Notes") of Ameritech Capital Funding Corporation (the "Company") which Notes will be unconditionally guaranteed as to principal, premium, if any, and interest by Ameritech Corporation ("Ameritech") are to be offered on a continuing basis. __________, as agents (each an "Agent" and collectively, the "Agents"), have agreed to solicit purchases of Notes issued in fully registered form. The Agents will not be obligated to purchase Notes for their own account. The Notes are being sold pursuant to a Selling Agency Agreement among the Company, Ameritech and the Agents dated the date hereof (the "Agency Agreement"). The Notes will rank equally with all other unsecured and unsubordinated debt of the Company and have been registered with the Securities and Exchange Commission (the "Commission"). The Notes will be issued under the Indenture dated as of __________ __, ____ (the "Indenture"), among the Company, Ameritech and Harris Trust and Savings Bank, as trustee (the "Trustee").

          Each Note will be represented by either a Global Security (as defined hereinafter) delivered to __________ ("[________]"), as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the Holder thereof or a Person designated by such Holder (a "Certificated Note"). Only Notes denominated and payable in U.S. dollars may be issued as Book-Entry Notes. An owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note.

          The procedures to be followed during, and the specific terms of, the solicitation of orders by the Agents and the sale as a result thereof by the Company are explained below. Administrative and record-keeping responsibilities will be handled for the Company by its Treasury Department. The Company will advise the Agents and the Trustee in writing of those persons handling administrative responsibilities with whom the Agents and the Trustee are to communicate regarding orders to purchase Notes and the details of their delivery.

          Administrative procedures and specific terms of the offering are explained below. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof, as adjusted from time to time in accordance with changes in DTC's operating requirements, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Indenture and the Notes shall be used herein as therein defined. Notes for which interest is calculated on the basis of a fixed interest rate, which may be zero, are referred to herein as "Fixed Rate Notes". Notes for which interest is calculated on the basis of a floating interest rate are referred to herein as "Floating Rate Notes". To the extent the procedures set forth below conflict with the provisions of the Notes, the Indenture, DTC's operating requirements or the Agency Agreement, the relevant provisions of the Notes, the Indenture, DTC's operating requirements and the Agency Agreement shall control.


                                    PART I

                         Administrative Procedures for
                         -----------------------------
                               Book-Entry Notes
                               ----------------

          In connection with the qualifications of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, [________] will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and [________] to DTC dated as of the date hereof and a Medium-Term Note Certificate Agreement between [________] and DTC and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement system ("SDFS").

Issuance:                               On any date of settlement (as defined
- --------                                under "Settlement" below) for one or
                                        more Book-Entry Notes, the Company
                                        will issue a single global security
                                        in fully registered form without
                                        coupons (a "Global Security")
                                        representing up to U.S. $100,000,000
                                        principal amount of all such
                                        Book-Entry Notes that have the same
                                        original issue date, original issue
                                        discount provisions, if any, Interest
                                        Payment Dates, Regular Record Dates,
                                        Interest Payment Period, redemption
                                        provisions, if any, Maturity Date,
                                        and, in the case of Fixed Rate Notes,
                                        interest rate, or, in the case of
                                        Floating Rate Notes, initial interest
                                        rate, Base Rate, Index Maturity,
                                        Interest Reset Period, Interest
                                        Reset

                                        Dates, Spread or Spread Multiplier,
                                        if any, minimum interest rate, if
                                        any, and maximum interest rate, if
                                        any (collectively, the "Terms").
                                        Each Global Security will be dated
                                        and issued as of the date of its
                                        authentication by the Trustee.  Each
                                        Global Security will bear an original
                                        issue date, which will be (i) with
                                        respect to an original Global
                                        Security (or any portion thereof),
                                        the original issue date specified in
                                        such Global Security and (ii)
                                        following a consolidation of Global
                                        Securities, with respect to the
                                        Global Security resulting from such
                                        consolidation, the most recent
                                        Interest Payment Date to which
                                        interest has been paid or duly
                                        provided for on the predecessor
                                        Global Securities, regardless of the
                                        date of authentication of such
                                        resulting Global Security.  No Global
                                        Security will represent (i) both
                                        Fixed Rate and Floating Rate
                                        Book-Entry Notes or (ii) any
                                        Certificated Note.

Identification                          The Company has arranged with the
- --------------                          CUSIP Service Bureau of Standard &
Numbers:                                Poor's Corporation (the "CUSIP
- -------                                 Service Bureau") for the reservation
                                        of a series of CUSIP numbers, which
                                        series consists of approximately ___
                                        CUSIP numbers and relates to Global
                                        Securities representing Book-Entry
                                        Notes and book-entry medium term
                                        notes issued by the Company with
                                        other series designations.
                                        [________], the Company and DTC have
                                        obtained from the CUSIP Service
                                        Bureau a written list of such
                                        reserved CUSIP numbers.  The Company
                                        will assign CUSIP numbers to Global
                                        Securities as described below under
                                        Settlement Procedure "B".  DTC will
                                        notify the CUSIP Service Bureau
                                        periodically of the CUSIP numbers
                                        that the Company has assigned to
                                        Global Securities.  [________] will
                                        notify the Company at any time when
                                        fewer than ___ of the reserved CUSIP
                                        numbers remain unassigned to Global
                                        Securities, and, if it deems
                                        necessary, the Company will reserve
                                        additional CUSIP numbers for
                                        assignment to Global Securities.
                                        Upon
                                        obtaining such additional CUSIP
                                        numbers, the Company shall deliver a
                                        list of such additional CUSIP numbers
                                        to [________] and DTC.


Registration:                           Global Securities will be issued only
- ------------                            in fully registered form without
                                        coupons.  Each Global Security will
                                        be registered in the name of CEDE &
                                        CO., as nominee for DTC, on the
                                        securities register for the Notes
                                        maintained under the Indenture.  The
                                        beneficial owner of a Book-Entry Note
                                        (or one or more indirect participants
                                        in DTC designated by such owner) will
                                        designate one or more participants in
                                        DTC (with respect to such Book-Entry
                                        Note, the "Participants") to act as
                                        agent or agents for such owner in
                                        connection with the book-entry system
                                        maintained by DTC, and DTC will
                                        record in book-entry form, in
                                        accordance with instructions provided
                                        by such Participants, a credit
                                        balance with respect to such
                                        beneficial owner in such Book-Entry
                                        Note in the account of such
                                        Participants.  The ownership interest
                                        of such beneficial owner (or such
                                        participant) in such Book-Entry Note
                                        will be recorded through the records
                                        of such Participants or through the
                                        separate records of such Participants
                                        and one or more indirect participants
                                        in DTC.

Transfers:                              Transfers of a Book-Entry Note will
- ---------                               be accomplished by book entries made
                                        by DTC and, in turn, by Participants
                                        (and in certain cases, one or more
                                        indirect participants in DTC) acting
                                        on behalf of beneficial transferors
                                        and transferees of such Note.

Exchanges:                              [________] may deliver to DTC and the
- ---------                               CUSIP Service Bureau at any time a
                                        written notice of consolidation (a
                                        copy of which shall be attached to
                                        the resulting Global Security
                                        described below) specifying (i) the
                                        CUSIP numbers of two or more
                                        Outstanding Global Securities that
                                        represent (A) Fixed Rate Book-Entry
                                        Notes having the same Terms and for
                                        which interest has been paid to
                                        the same date or (B) Floating Rate
                                        Book-Entry Notes having the same
                                        Terms and for which interest has been
                                        paid to the same date, (ii) a date,
                                        occurring at least thirty days after
                                        such written notice is delivered and
                                        at least thirty days before the next
                                        Interest Payment Date for such
                                        Book-Entry Notes, on which such
                                        Global Securities shall be exchanged
                                        for a single replacement Global
                                        Security and (iii) a new CUSIP
                                        number, obtained from the Company, to
                                        be assigned to such replacement
                                        Global Security.  Upon receipt of
                                        such a notice, DTC will send to its
                                        participants (including [________]) a
                                        written reorganization notice to the
                                        effect that such exchange will occur
                                        on such date.  Prior to the specified
                                        exchange date, [________] will
                                        deliver to the CUSIP Service Bureau a
                                        written notice setting forth such
                                        exchange date and such new CUSIP
                                        number and stating that, as of such
                                        exchange date, the CUSIP numbers of
                                        the Global Securities to be exchanged
                                        will no longer be valid.  On the
                                        specified exchange date, [________]
                                        will exchange such Global Securities
                                        for a single Global Security bearing
                                        the new CUSIP number and the CUSIP
                                        numbers of the exchanged Global
                                        Securities will, in accordance with
                                        CUSIP Service Bureau procedures, be
                                        cancelled and not immediately
                                        reassigned.
                                        Notwithstanding the foregoing, if the
                                        Global Securities to be exchanged
                                        exceed U.S. $100,000,000 in aggregate
                                        principal amount, one Global Security
                                        will be authenticated and issued to
                                        represent each U.S. $100,000,000 of
                                        principal amount of the exchanged
                                        Global Securities and an additional
                                        Global Security will be authenticated
                                        and issued to represent any remaining
                                        principal amount of such Global
                                        Securities (see "Denominations"
                                        below).

Maturities:                             Each Book-Entry Note will mature on a
- ----------                              Date [_________] after the settlement
                                        date for such Note.

Denominations:                          Book-Entry Notes will be issued in
- -------------
                                        principal amounts of $100,000 or any
                                        amount in excess thereof that is an
                                        integral multiple of $1,000.  Global
                                        Securities will be denominated in
                                        principal amounts not in excess of
                                        U.S. $100,000,000.  If one or more
                                        Book-Entry Notes having an aggregate
                                        principal amount in excess of U.S.
                                        $100,000,000 would, but for the
                                        preceding sentence, be represented by
                                        a single Global Security, then one
                                        Global Security will be authenticated
                                        and issued to represent each U.S.
                                        $100,000,000 principal amount of such
                                        Book-Entry Note or Notes and an
                                        additional Global Security will be
                                        authenticated and issued to represent
                                        any remaining principal amount of
                                        such Book-Entry Note or Notes.  In
                                        such a case, each of the Global
                                        Securities representing such
                                        Book-Entry Note or Notes shall be
                                        assigned the same CUSIP number.

Interest:                               General.  Interest, if any, on each
- --------                                -------
                                        Book-Entry Note will accrue from the
                                        original issue date for the first
                                        interest period or the last date to
                                        which interest has been paid, if any,
                                        for each subsequent interest period,
                                        on the Global Security representing
                                        such Book-Entry Note, and will be
                                        calculated and paid in the manner
                                        described in such Book-Entry Note and
                                        in the Prospectus (as defined in the
                                        Agency Agreement), as supplemented by
                                        the applicable Pricing Supplement.
                                        Unless otherwise specified therein,
                                        each payment of interest on a
                                        Book-Entry Note will include interest
                                        accrued to but excluding the Interest
                                        Payment Date (provided, that in the
                                        case of Floating Rate Book-Entry
                                        Notes which reset daily or weekly,
                                        interest payments will include
                                        accrued interest to and including the
                                        Regular Record Date immediately
                                        preceding the Interest Payment Date)
                                        or to but excluding Maturity (other
                                        than a Maturity of a Fixed Rate
                                        Book-Entry Note occurring on the 31st
                                        day of a month, in which case such
                                        payment of interest will include
                                        interest accrued to but excluding
                                        the

                                        30th day of such month).  Interest
                                        payable at the Maturity of a
                                        Book-Entry Note will be payable to
                                        the Person to whom the principal of
                                        such Note is payable.  Standard &
                                        Poor's Corporation will use the
                                        information received in the pending
                                        deposit message described under
                                        Settlement Procedure "C" below in
                                        order to include the amount of any
                                        interest payable and certain other
                                        information regarding the related
                                        Global Security in the appropriate
                                        (daily or weekly) bond report
                                        published by Standard & Poor's
                                        Corporation.

                                        Regular Record Dates.  The Regular
                                        --------------------
                                        Record Date with respect to any
                                        Interest Payment Date shall be the
                                        date fifteen calendar days
                                        immediately preceding such Interest
                                        Payment Date.

                                        Interest Payment Dates on Fixed Rate
                                        ------------------------------------
                                        Book-Entry Notes.  Unless otherwise
                                        ----------------
                                        specified pursuant to Settlement
                                        Procedure "A" below, interest
                                        payments on Fixed Rate Book-Entry
                                        Notes will be made semiannually on
                                        [________] and [________] of each
                                        year or annually on [________] of
                                        each year and at Maturity; provided,
                                        however, that in the case of a Fixed
                                        Rate Book-Entry Note issued between a
                                        Regular Record Date and an Interest
                                        Payment Date, the first interest
                                        payment will be made on the Interest
                                        Payment Date following the next
                                        succeeding Regular Record Date.

                                        Interest Payment Dates on Floating
                                        ----------------------------------
                                        Rate Book-Entry Notes.  Interest
                                        ---------------------
                                        payments will be made on Floating
                                        Rate Book-Entry Notes monthly,
                                        quarterly, semi-annually or annually.
                                        Unless otherwise agreed upon,
                                        interest will be payable, in the case
                                        of Floating Rate Book-Entry Notes
                                        with a monthly Interest Payment
                                        Period, on the third Wednesday of
                                        each month; with a quarterly Interest
                                        Payment Period, on the third
                                        Wednesday of March, June, September
                                        and December of each year; with a
                                        semi-annual Interest Payment Period,
                                        on the third Wednesday of the two
                                        months specified pursuant to

                                        Settlement Procedure "A" below; and with
                                        an annual Interest Payment Period, on
                                        the third Wednesday of the month
                                        specified pursuant to Settlement
                                        Procedure "A" below; provided, however,
                                                             --------  -------
                                        that if an Interest Payment Date for a
                                        Floating Rate Book-Entry Note would
                                        otherwise be a day that is not a
                                        Business Day with respect to such
                                        Floating Rate Book-Entry Note, such
                                        Interest Payment Date will be the next
                                        succeeding Business Day with respect to
                                        such Floating Rate Book-Entry Note,
                                        except that in the case of a Floating
                                        Rate Book-Entry Note for which the Base
                                        Rate is LIBOR, if such Business Day is
                                        in the next succeeding calendar month,
                                        such Interest Payment Date will be the
                                        immediately preceding Business Day; and
                                        provided further, that in the case of a
                                        -------- -------
                                        Floating Rate Book-Entry Note issued
                                        between a Regular Record Date and an
                                        Interest Payment Date, the first
                                        interest payment will be made on the
                                        Interest Payment Date following the next succeeding Regular Record Date.

                                        Notice of Interest Payment and Regular
                                        --------------------------------------
                                        Record Dates.  On the first Business Day
                                        ------------
                                        of January, April, July and October of
                                        each year, [________] will deliver to
                                        the Company and DTC a written list of
                                        Regular Record Dates and Interest
                                        Payment Dates that will occur with
                                        respect to Book-Entry Notes during the
                                        six-month period beginning on such first
                                        Business Day. Promptly after each
                                        Interest Determination Date for Floating
                                        Rate Book-Entry Notes, [________], as
                                        Calculation Agent, will notify Standard
                                        & Poor's Corporation of the interest
                                        rates determined on such Interest
                                        Determination Date.


Calculation of                          Fixed Rate Book-Entry Notes.  Interest
- --------------                          ---------------------------
Interest:                               on Fixed Rate Book-Entry Notes
- --------
                                        (including interest for partial periods) will be calculated on the basis of a 360-day year of twelve 30-day months.

                                        Floating Rate Book-Entry Notes.
                                        -------------------------------
                                        Interest rates on Floating Rate

                                        Book-Entry Notes will be determined
                                        as referred to in the form of Notes.
                                        Interest on Floating Rate Book-Entry
                                        Notes, except as otherwise set forth
                                        therein, will be calculated on the
                                        basis of actual days elapsed and a
                                        year of 360 days, except that in the
                                        case of a Floating Rate Book-Entry
                                        Note for which the Base Rate is
                                        Treasury Rate, interest will be
                                        calculated on the basis of the actual
                                        number of days in the year.

Payments of                             Payment of Interest Only.  Promptly
- -----------                             ------------------------
Principal and                           after each Regular Record Date,
- -------------
Interest:                               [________] will deliver to the Company
- --------
                                        and DTC a written notice setting forth,
                                        by CUSIP number, the amount of interest
                                        to be paid on each Global Security on
                                        the following Interest Payment Date
                                        (other than an Interest Payment Date
                                        coinciding with Maturity) and the total
                                        of such amounts. DTC will confirm the
                                        amount payable on each Global Security
                                        on such Interest Payment Date by
                                        reference to the appropriate (daily or
                                        weekly) bond reports published by
                                        Standard & Poor's
                                        Corporation.  The Company will pay to
                                        [________], as Paying Agent, the
                                        total amount of interest due on such
                                        Interest Payment Date (other than at
                                        Maturity), and [________] will pay
                                        such amount to DTC, at the times and
                                        in the manner set forth below under
                                        "Manner of Payment".  If any Interest
                                        Payment Date for a Book-Entry Note is
                                        not a Business Day, the payment due
                                        on such day shall be made on the next
                                        succeeding Business Day and no
                                        interest shall accrue on such payment
                                        for the period from and after such
                                        Interest Payment Date.

                                        Payments at Maturity.  On or about
                                        --------------------
                                        the first Business Day of each month,
                                        [________] will deliver to the Company,
                                        DTC and the Trustee a written list of
                                        principal and interest to be paid on
                                        each Global Security maturing (on a
                                        Maturity or Redemption Date or
                                        otherwise) in the following month.
                                        [________], the Company and DTC will
                                        confirm the amounts of such principal
                                        and interest payments with respect to
                                        each such Global Security on or about
                                        the fifth Business Day preceding the
                                        Maturity of such Global Security.  On
                                        or before Maturity, the Company will
                                        pay to [________], as Paying Agent,
                                        the principal amount of such Global
                                        Security, together with interest due
                                        at such Maturity.  [________] will
                                        pay such amount to DTC at the times
                                        and in the manner set forth below
                                        under "Manner of Payment".  If any
                                        Maturity of a Global Security
                                        representing Book-Entry Notes is not
                                        a Business Day, the payment due on
                                        such day shall be made on the next
                                        succeeding Business Day and no
                                        interest shall accrue on such payment
                                        for the period from and after such
                                        Maturity.  Promptly after payment to
                                        DTC of the principal and interest due
                                        at Maturity of such Global Security,
                                        the Trustee will cancel such Global
                                        Security in accordance with the
                                        Indenture and so advise the Company.
                                        On the first Business Day of each
                                        month, [________] will deliver to the
                                        Trustee a written statement
                                        indicating the total principal amount
                                        of Outstanding Global Securities as
                                        of the immediately preceding Business
                                        Day.

                                        Manner of Payment.  The total amount
                                        -----------------
                                        of any principal and interest due on
                                        Global Securities on any Interest
                                        Payment Date or a Maturity shall be paid by the Company to [________] in immediately available funds no later than 9:30 A.M. (New York City time) on such Date. The Company will make such payment on such Global Securities by instructing [________] to withdraw funds from an account maintained by the Company at [________] or by wire transfer to [________]. The Company will confirm any such instructions in writing to [________]. Prior to 10 A.M. (New
                                        York City time) on the Date of Maturity
                                        or as soon as possible thereafter,
                                        [________] will pay by separate wire
                                        transfer (using Fedwire message entry
                                        instructions in a form previously
                                        specified by DTC) to an account at the

                                        Federal Reserve Bank of New York
                                        previously specified by DTC, in funds
                                        available for immediate use by DTC,
                                        each payment of principal (together
                                        with interest thereon) due on a
                                        Global Security on such Date.  On
                                        each Interest Payment Date (other
                                        than at Maturity), interest payments
                                        shall be made to DTC, in funds
                                        available for immediate use by DTC,
                                        in accordance with existing
                                        arrangements between [________] and
                                        DTC.  On each such Date, DTC will
                                        pay, in accordance with its SDFS
                                        operating procedures then in effect,
                                        such amounts in funds available for
                                        immediate use to the respective
                                        Participants in whose names the
                                        Book-Entry Notes represented by such
                                        Global Securities are recorded in the
                                        book-entry system maintained by DTC.
                                        None of the Company (as issuer or as
                                        paying agent), Ameritech, the Trustee
                                        or [________] shall have any direct
                                        responsibility or liability for the
                                        payment by DTC to such Participants
                                        of the principal of and interest on
                                        the Book-Entry Notes.

                                        Withholding Taxes.  The amount of any
                                        -----------------
                                        taxes required under applicable law
                                        to be withheld from any interest
                                        payment on a Book-Entry Note will be
                                        determined and withheld by the
                                        Participant, indirect participant in
                                        DTC or other Person responsible for
                                        forwarding payments and materials
                                        directly to the beneficial owner of
                                        such Note.

Procedure for Rate                      The Company and the Agents will discuss
- ------------------
Setting and                             from time to time the aggregate
- -----------
Posting:                                principal amount of, the issuance price
- -------
                                        of, and the interest rates to be borne
                                        by, Book-Entry Notes that may be sold as a result of the solicitation of orders by the Agents. If the Company decides to set prices of, and rates borne by, any Book-Entry Notes in respect of which the Agents are to solicit orders (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agents of the prices and rates to be posted.

Acceptance and                          Unless otherwise instructed by the
- --------------
Rejection of                            Company, each Agent will advise the
- ------------
Orders:                                 Company promptly by telephone of all
- ------
                                        orders to purchase Book-Entry Notes
                                        received by such Agent, other than
                                        those rejected by it in whole or in
                                        part in the reasonable exercise of
                                        its discretion.  Unless otherwise
                                        agreed by the Company and the Agents,
                                        the Company has the right to accept
                                        orders to purchase Book-Entry Notes
                                        and may reject any such orders in
                                        whole or in part.

Preparation of                          If any order to purchase a Book-Entry
- --------------
Pricing                                 Note is accepted by or on behalf of
- -------
Supplement:                             the Company, the Company will prepare
- ----------
                                        a pricing supplement (a "Pricing
                                        Supplement") reflecting the terms of
                                        such Book-Entry Note and will arrange
                                        to have ten copies thereof filed with
                                        the Commission in accordance with the
                                        applicable paragraph of Rule 424(b)
                                        under the Act and will supply at
                                        least ten copies thereof (and
                                        additional copies if requested) to
                                        the Agent which presented the order
                                        (the "Presenting Agent").  The
                                        Presenting Agent will cause a
                                        Prospectus and a Pricing Supplement
                                        to be delivered to the purchaser of
                                        such Book-Entry Note.

                                        In each instance that a Pricing
                                        Supplement is prepared, the Presenting
                                        Agent will affix such Pricing Supplement to each Prospectus prior to its use. Outdated Pricing Supplements (other than those retained for files), will be destroyed.

Suspension of                           The Company may instruct the Agents, or
- -------------
Solicitation;                           any of them, to suspend at any time, for
- -------------
Amendment or                            any period of time or permanently, the
- ------------
Supplement:                             solicitation of orders to purchase Book-
- ----------
                                        Entry Notes. Upon receipt of such
                                        instructions, the Agents, or any of
                                        them, will forthwith suspend
                                        solicitation until such time as the
                                        Company has advised them that such
                                        solicitation may be resumed.

                                        In the event that at the time the
                                        Company suspends solicitation of
                                        purchases there shall be any orders
                                        outstanding for settlement, the
                                        Company will promptly advise the
                                        Agents, the Trustee and [________]
                                        whether such orders may be settled
                                        and whether copies of the Prospectus
                                        as in effect at the time of the
                                        suspension, together with the
                                        appropriate Pricing Supplement, may
                                        be delivered in connection with the
                                        settlement of such orders.  The
                                        Company will have the sole
                                        responsibility for such decision and
                                        for any arrangements that may be made
                                        in the event that the Company
                                        determines that such orders may not
                                        be settled or that copies of such
                                        Prospectus may not be so delivered.
                                        If the Company decides to amend or
                                        supplement the Registration Statement
                                        (as defined in the Agency Agreement)
                                        or the Prospectus, it will promptly
                                        advise the Agents and furnish the
                                        Agents with the proposed amendment or
                                        supplement and with such certificates
                                        and opinions as are required, all to
                                        the extent required by and in
                                        accordance with the terms of the
                                        Agency Agreement.  Subject to the
                                        provisions of the Agency Agreement,
                                        the Company may file with the
                                        Commission any such supplement to the
                                        Prospectus relating to the Notes.
                                        The Company will provide the Agents,
                                        the Trustee and [________] with
                                        copies of any such supplement, and
                                        confirm to the Agents that such
                                        supplement has been filed with the
                                        Commission pursuant to the applicable
                                        paragraph of Rule 424(b).


Procedures For                          When the Company has determined to
- --------------
Rate Changes:                           change the interest rates of
- ------------
                                        Book-Entry Notes being offered, it will
                                        promptly advise the Agents and the
                                        Agents will forthwith suspend
                                        solicitation of orders. The Agents will
                                        telephone the Company with
                                        recommendations as to the changed
                                        interest rates. At such time as the
                                        Company has advised the Agents of the
                                        new interest rates, the Agents may
                                        resume solicitation of orders. Until
                                        such time only "indications of interest" may be recorded. Within two Business

                                        Days after any sale of Book-Entry
                                        Notes, the Company will file with the
                                        Securities and Exchange Commission a
                                        Pricing Supplement to the Prospectus
                                        relating to such Book-Entry Notes
                                        that reflects the applicable interest
                                        rates and other terms and will
                                        deliver copies of such Pricing
                                        Supplement to the Agents.


Delivery of                             A copy of the Prospectus and a Pricing
- -----------
Prospectus:                             Supplement relating to a Book-Entry Note
- ----------
                                        must accompany or precede the earliest
                                        of any written offer of such Book-Entry
                                        Note, confirmation of the purchase of
                                        such Book-Entry Note and payment for
                                        such Book-Entry Note by its purchaser.
                                        If notice of a change in the terms of
                                        the Book-Entry Notes is received by the
                                        Agents between the time an order for a
                                        Book-Entry Note is placed and the time
                                        written confirmation thereof is sent by
                                        the Presenting Agent to a customer or
                                        his agent, such confirmation shall be
                                        accompanied by a Prospectus and a
                                        Pricing Supplement setting forth the
                                        terms in effect when the order was
                                        placed. Subject to "Suspension of
                                        Solicitation; Amendment or Supplement"
                                        above, the Presenting Agent will deliver a Prospectus and Pricing Supplement as herein described with respect to each Book-Entry Note sold by it. The Company will make such delivery if such Book-
                                        Entry Note is sold directly by the
                                        Company to a purchaser (other than an
                                        Agent).

Confirmation:                           For each order to purchase a Book-Entry
- ------------
                                        Note solicited by any Agent and accepted by or on behalf of the Company, the Presenting Agent will issue a confirmation to the purchaser, with a copy to the Company, setting forth the details set forth above and delivery and payment instructions.

Settlement:                             The receipt by the Company of
- ----------
                                        immediately available funds in payment
                                        for a Book-Entry Note and the
                                        authentication and issuance of the
                                        Global Security representing such

                                        Book-Entry Note shall constitute
                                        "settlement" with respect to such
                                        Book-Entry Note.  All orders accepted
                                        by the Company will be settled on the
                                        [third] Business Day following the date
                                        of sale of such Book-Entry Note
                                        pursuant to the timetable for
                                        settlement set forth below unless the
                                        Company and the purchaser agree to
                                        settlement on another day which shall
                                        be no earlier than the next Business
                                        Day following the date of sale.

Settlement                              Settlement Procedures with regard to
- ----------
Procedures:                             each Book-Entry Note sold by the
- ----------
                                        Company through any Agent, as agent,
                                        shall be as follows:

                                             A.   The Presenting Agent will
                                                  advise the Company by
                                                  telephone of the following
                                                  settlement information:


                                                  1.   Principal amount.

                                                  2.   Maturity Date and, if
                                                       applicable, the Extension
                                                       Period and Final Maturity
                                                       Date.

                                                  3.   In the case of a Fixed
                                                       Rate Book-Entry Note, the
                                                       interest rate or, in the
                                                       case of a Floating Rate
                                                       Book-Entry Note, the Base
                                                       Rate, initial interest
                                                       rate (if known at such
                                                       time), Index Maturity,
                                                       Interest Reset Period,
                                                       Interest Reset Dates,
                                                       Spread or Spread
                                                       Multiplier (if any),
                                                       minimum interest rate (if
                                                       any) and maximum interest
                                                       rate (if any).

                                                  4.   In the case of Indexed
                                                       Notes, the Denominated
                                                       Currency, the Indexed
                                                       Currency, the Face
                                                       Amount, the Base Exchange
                                                       Rate, the Determination

                                                       Agent and the Reference
                                                       Dealers.

                                                  5.   Interest Payment Dates
                                                       and the Interest Payment
                                                       Period.

                                                  6.   Optional Reset Date, if
                                                       any.

                                                  7.   Redemption provisions, if
                                                       any.

                                                  8.   Repayment provisions, if
                                                       any.

                                                  9.   Settlement Date.

                                                  10.  Price.

                                                  11.  Presenting Agent's
                                                       commission, determined as
                                                       provided in Section 2 of
                                                       the Agency Agreement.

                                                  12.  Whether such Book-Entry
                                                       Note is issued at an
                                                       original issue discount
                                                       and, if so, the total
                                                       amount of original issue
                                                       discount ("OID"), the
                                                       yield to maturity and the
                                                       initial accrual period
                                                       with respect to OID.

                                             B.   The Company will assign a
                                                  CUSIP number to the Global
                                                  Security representing such
                                                  Book-Entry Note and then
                                                  advise [________] by telephone
                                                  (confirmed in writing at any
                                                  time on the same Date) or
                                                  electronic transmission of the
                                                  information set forth in
                                                  Settlement Procedure "A"
                                                  above, such CUSIP number and
                                                  the name of the Presenting
                                                  Agent. The Company will also
                                                  notify the Presenting Agent by
                                                  telephone of such CUSIP number
                                                  as soon as practicable. Each
                                                  such communication by the

                                                  Company shall constitute a
                                                  representation and warranty by
                                                  the Company to [________], the
                                                  Trustee and the Agents that
                                                  (i) such Book-Entry Note is
                                                  then, and at the time of
                                                  issuance and sale thereof will
                                                  be, duly authorized for
                                                  issuance and sale by the
                                                  Company, (ii) such Book-Entry
                                                  Note, and the Global Security
                                                  representing such Book-Entry
                                                  Note, will conform with the
                                                  terms of the Indenture, (iii)
                                                  after giving effect to the
                                                  issuance of such Book-Entry
                                                  Note and any other Securities
                                                  (as defined in the Agency
                                                  Agreement) to be issued on or
                                                  prior to the settlement date
                                                  for the sale of such Book-
                                                  Entry Note, the aggregate
                                                  amount of Securities which
                                                  have been issued and sold by
                                                  the Company will not exceed
                                                  the amount of Securities
                                                  registered under the
                                                  Registration Statement (as
                                                  defined in the Agency
                                                  Agreement) and (iv) upon
                                                  authentication and delivery of
                                                  such Global Security, the
                                                  aggregate [initial offering
                                                  price][principal amount] of
                                                  all Notes issued under the
                                                  Indenture will not exceed U.S.
                                                  $__________ (excluding the
                                                  amount of any OID) or the
                                                  equivalent thereof in other
                                                  currencies (except for Notes
                                                  authenticated and delivered
                                                  upon registration of transfer
                                                  of, in exchange for, or in
                                                  lieu of Notes pursuant to
                                                  Sections [________] of the
                                                  Indenture).

                                             C.   [________] will enter a
                                                  pending deposit message
                                                  through DTC's Participant
                                                  Terminal System providing the
                                                  following settlement
                                                  information to DTC (which
                                                  shall route such information
                                                  to Standard & Poor's
                                                  Corporation), the Presenting
                                                  Agent and, upon request, the
                                                  Trustee:

                                                  1.   The information set forth
                                                       in Settlement Procedure
                                                       "A".

                                                  2.   Identification as a Fixed
                                                       Rate Book-Entry Note or a
                                                       Floating Rate Book-Entry
                                                       Note.

                                                  3.   Initial Interest Payment
                                                       Date for such Book-Entry
                                                       Note, number of days by
                                                       which such Date succeeds
                                                       the related Regular
                                                       Record Date (which, in
                                                       the case of Floating Rate
                                                       Notes that reset daily or
                                                       weekly, shall be the DTC
                                                       Record Date, which is the
                                                       date ____ calendar days
                                                       immediately preceding the
                                                       applicable Interest
                                                       Payment Date and, in the
                                                       case of all other Notes,
                                                       shall be the Regular
                                                       Record Date as defined in
                                                       the Notes) and amount of
                                                       interest payable on such
                                                       Interest Payment Date.

                                                  4.   The Interest Payment
                                                       Period.

                                                  5.   CUSIP number of the
                                                       Global Security
                                                       representing such Book-
                                                       Entry Note.

                                                  6.   Whether such Global
                                                       Security will represent
                                                       any other Book-Entry Note
                                                       (to the extent known at
                                                       such time).

                                                  7.   Numbers of the
                                                       participant accounts
                                                       maintained by DTC on
                                                       behalf of [________], the
                                                       Trustee and the
                                                       Presenting Agent.

                                             D.   To the extent the Company has
                                                  not already done so, the
                                                  Company will deliver to the
                                                  Trustee a Global Security in a
                                                  form that has been approved by
                                                  the Company, Ameritech, the
                                                  Agents and the Trustee.

                                             E.   The Trustee will complete such
                                                  Book-Entry Note, stamp the
                                                  appropriate legend, as
                                                  instructed by DTC, if not
                                                  already set forth thereon, and
                                                  authenticate the Global
                                                  Security representing such
                                                  Book-Entry Note.

                                             F.   DTC will credit such Book-
                                                  Entry Note to [________'s]
                                                  participant account at DTC.

                                             G.   [________] will enter an SDFS
                                                  deliver order through DTC's
                                                  Participant Terminal System
                                                  instructing DTC to (i) debit
                                                  such Book-Entry Note to
                                                  [________'s] participant
                                                  account and credit such Book-
                                                  Entry Note to the Presenting
                                                  Agent's participant account
                                                  and (ii) debit the Presenting
                                                  Agent's settlement account and
                                                  credit [________'s] settlement
                                                  account for an amount equal to
                                                  the price of such Book-Entry
                                                  Note less the Presenting
                                                  Agent's commission. The entry
                                                  of such a deliver order shall
                                                  constitute a representation
                                                  and warranty by [________] to
                                                  DTC that (i) the Global
                                                  Security representing such
                                                  Book-Entry Note has been
                                                  issued and authenticated and

                                                  (ii) [________] is holding
                                                  such Global Security pursuant
                                                  to the Medium-Term Note
                                                  Certificate Agreement between
                                                  [________] and DTC.

                                             H.   The Presenting Agent will
                                                  enter an SDFS deliver order
                                                  through DTC's Participant
                                                  Terminal System instructing
                                                  DTC (i) to debit such Book-
                                                  Entry Note to the Presenting
                                                  Agent's participant account
                                                  and credit such Book-Entry
                                                  Note to the participant
                                                  accounts of the Participants
                                                  with respect to such Book-
                                                  Entry Note and (ii) to debit
                                                  the settlement accounts of
                                                  such Participants and credit
                                                  the settlement account of the
                                                  Presenting Agent for an amount
                                                  equal to the price of such
                                                  Book-Entry Note.

                                             I.   Transfers of funds in
                                                  accordance with SDFS deliver
                                                  orders described in Settlement
                                                  Procedures "G" and "H" will be
                                                  settled in accordance with
                                                  SDFS operating procedures in
                                                  effect on the settlement date.

                                             J.   [________] will, upon receipt
                                                  of funds from the Agent in
                                                  accordance with Settlement
                                                  Procedure "G", credit to an
                                                  account of the Company
                                                  maintained at [________] funds
                                                  available for immediate use in
                                                  the amount transferred to
                                                  [________] in accordance with
                                                  Settlement Procedure "G".

                                             K.   The Presenting Agent will
                                                  confirm the purchase of such
                                                  Book-Entry Note to the
                                                  purchaser either by
                                                  transmitting to the
                                                  Participants with respect to
                                                  such Book-Entry Note a
                                                  confirmation order or orders
                                                  through DTC's institutional
                                                  delivery system or by mailing
                                                  a written confirmation to such
                                                  purchaser.

Settlement                              For orders of Book-Entry Notes solicited
- ----------
Procedures                              by any Agent and accepted by the Company
- ----------
Timetable:                              for settlement on the first Business Day
- ---------
                                        after the sale date, Settlement
                                        Procedures "A" through "K" set forth
                                        above shall be completed as soon as
                                        possible but not later than the
                                        respective times (New York City time)
                                        set forth below:

                                        Settlement
                                        ----------
                                        Procedure      Time
                                        ---------      ----
                                        A              11:00 A.M. on the sale
                                                          date
                                        B              12:00 Noon on the sale
                                                          date
                                        C              2:00 P.M. on the sale
                                                          date
                                        D              3:00 P.M. on the day
                                                          before settlement
                                        E              9:00 A.M. on settlement
                                                          date
                                        F              10:00 A.M. on settlement
                                                          date
                                        G-H            2:00 P.M. on settlement
                                                          date
                                        I              4:45 P.M. on settlement
                                                          date
                                        J-K            5:00 P.M. on Settlement
                                                          date

                                        If a sale is to be settled more than one
                                        Business Day after the sale date,
                                        Settlement Procedures "A", "B" and "C"
                                        may be completed not later than 11:00
                                        A.M., 12:00 Noon and 2:00 P.M. on the
                                        Business Day next succeeding the trade
                                        date, respectively. If the initial
                                        interest rate for a Floating Rate Book-
                                        Entry Note has not been determined at
                                        the time that Settlement Procedure "A"
                                        is completed, Settlement Procedures "B"
                                        and "C" shall be completed as soon as
                                        such rate has been determined but not
                                        later than 12:00 Noon and 2:00 P.M.,
                                        respectively, on the Business Day
                                        next succeeding the trade date.
                                        Settlement Procedure "I" is subject
                                        to extension in accordance with any
                                        extension of Fedwire closing
                                        deadlines and in the other events
                                        specified in SDFS operating
                                        procedures in effect on the
                                        settlement date.

                                        If settlement of a Book-Entry Note is
                                        rescheduled or cancelled, [________]
                                        will deliver to DTC, through DTC's
                                        Participant Terminal System, a
                                        cancellation message to such effect
                                        by no later than 2:00 P.M. on the
                                        Business Day immediately preceding
                                        the scheduled settlement date.

Failure to Settle:                      If [________] fails to enter an SDFS
- -----------------
                                        deliver order with respect to a Book-
                                        Entry Note pursuant to Settlement
                                        Procedure "G", [________] may deliver to DTC, through DTC's Participant Terminal
                                        System, as soon as practicable, a
                                        withdrawal message instructing DTC to
                                        debit such Book-Entry Note to
                                        [________'s] participant account. DTC
                                        will process the withdrawal message,
                                        provided that [________'s] participant
                                        account contains a principal amount of
                                        the Global Security representing such
                                        Book-Entry Note that is at least equal
                                        to the principal amount to be debited.
                                        If a withdrawal message is processed
                                        with respect to all the Book-Entry Notes represented by a Global Security, the Trustee will cancel such Global Security in accordance with the Indenture and so advise the Company and [________], and [________] will make the appropriate entries in its records. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry
                                        Notes represented by a Global Security,
                                        [________] will exchange such Book-Entry
                                        Note for two Global Securities, one of
                                        which shall represent such Book-Entry

                                        Notes and shall be canceled immediately
                                        after issuance and the other of which
                                        shall represent the other Book-Entry
                                        Notes previously represented by the
                                        surrendered Global Security and shall
                                        bear the CUSIP number of the surrendered
                                        Global Security.

                                        If the purchase price for any Book-Entry
                                        Note is not timely paid to the
                                        Participants with respect to such Note
                                        by the beneficial purchaser thereof (or
                                        a Person, including an indirect
                                        participant in DTC, acting on behalf of
                                        such purchaser), such Participants and,
                                        in turn, the Presenting Agent may enter
                                        SDFS deliver orders through DTC's
                                        Participant Terminal System reversing
                                        the orders entered pursuant to
                                        Settlement Procedures "H" and "G",
                                        respectively. Thereafter, [________]
                                        will deliver the withdrawal message and
                                        take the related actions described in
                                        the preceding paragraph. If such failure shall have occurred for any reason other than a default by the Presenting Agent in the performance of its obligations hereunder and under the Agency Agreement, then the Company will reimburse the Presenting Agent or [________], as applicable, on an equitable basis for the loss of the use of the funds during the period when they were credited to the account of the Company.

                                        Notwithstanding the foregoing, upon any
                                        failure to settle with respect to a
                                        Book-Entry Note, DTC may take any
                                        actions in accordance with its SDFS
                                        operating procedures then in effect. In
                                        the event of a failure to settle with
                                        respect to one or more, but not all, of
                                        the Book-Entry Notes to have been
                                        represented by a Global Security,
                                        [________] will provide, in accordance
                                        with Settlement Procedure "E", for the
                                        authentication and issuance of a Global
                                        Security representing the other Book-
                                        Entry Notes to have been represented by
                                        such Global Security and
                                        will make appropriate entries in its
                                        records.



Trustee and                             Nothing herein shall be deemed to
- -----------
[________]                              require the Trustee or [________] to
- ----------
Not to Risk Funds:                      risk or expend its own funds in
- -----------------
                                        connection with any payment to the
                                        Company, Ameritech, DTC, the Agents or
                                        the purchaser, it being understood by
                                        all parties that payments made by the
                                        Trustee or [________] to the Company,
                                        Ameritech, DTC, the Agents or the
                                        purchaser shall be made only to the
                                        extent that funds are provided to the
                                        Trustee or [________] for such purpose.


Authenticity of                         The Company will cause the Trustee to
- ---------------
Signatures:                             furnish [________] and the Agents from
- ----------
                                        time to time with the specimen
                                        signatures of each of the Trustee's
                                        officers, employees or agents who has
                                        been authorized by the Trustee to
                                        authenticate Book-Entry Notes, but
                                        neither [________] nor any Agent will
                                        have any obligation or liability to the
                                        Company, Ameritech or the Trustee in
                                        respect of the authenticity of the
                                        signature of any officer, employee or
                                        agent of the Company, Ameritech or the
                                        Trustee on any Book-Entry Note.

Payment of Expenses:                    Each Agent shall forward to the
- -------------------
                                        Company, on a monthly basis, a statement of the out-of-pocket expenses incurred by such Agent during that month that are reimbursable to it pursuant to the terms of the Agency Agreement. Subject to the terms of the Agency Agreement, the Company will remit payment to the Agents currently on a monthly basis.

Advertising Costs:                      The Company will determine with the
- ------------------
                                        Agents the amount of advertising that
                                        may be appropriate in soliciting offers
                                        to purchase the Book-Entry Notes.
                                        Subject to the terms of the Agency
                                        Agreement, Advertising expenses will be
                                        paid by the Company.

Periodic Statements                     Periodically, [________] will send to
- -------------------
from [________]:                        the Company a statement setting forth
- ---------------
                                        the principal amount of Book-Entry Notes

                                        Outstanding as of that date and
                                        setting forth a brief description of
                                        any sales of Book-Entry Notes as to
                                        which the Company has advised
                                        [________] but which have not yet
                                        been settled.

                                   PART II
               Administration Procedures for Certificated Notes
               ------------------------------------------------

          __________ ("[________]") will serve as registrar and transfer agent in connection with the Certificated Notes.

Issuance:                               Each Certificated Note will be dated
- --------
                                        and issued as of the date of its
                                        authentication by the Trustee. Each
                                        Certificated Note will bear an Original
                                        Issue Date, which will be (i) with
                                        respect to any original Certificated
                                        Note (or any portion thereof), its
                                        original issuance date (which will be
                                        the settlement date) and (ii) with
                                        respect to any Certificated Note (or
                                        portion thereof) issued subsequently
                                        upon transfer or exchange of a
                                        Certificated Note or in lieu of a
                                        destroyed, lost or stolen Certificated
                                        Note, the Original Issue Date of the
                                        predecessor Certificated Note,
                                        regardless of the date of authentication of such subsequently issued Certificated
                                        Note.

Registration:                           Certificated Notes will be issued
- ------------
                                        only in fully registered form without
                                        coupons.

Transfers and                           A Certificated Note may be presented
- -------------
for Exchanges:                          for transfer or exchange at the
- -------------
                                        principal corporate trust office in
                                        Chicago, Illinois of [________].
                                        Certificated Notes will be exchangeable
                                        for other Certificated Notes having
                                        identical terms but different authorized denominations without service charge.
                                        Certificated Notes will not be
                                        exchangeable for Book-Entry Notes.

Maturities:                             Each Certificated Note will mature on
- ----------
                                        a date [________] after the settlement
                                        date for such Note.

Denominations:                          The denomination of any Certificated
- -------------
                                        Note denominated in U.S. dollars will be a minimum of $100,000 or any amount in excess thereof that is an integral multiple of $1,000. The authorized denominations of Certificated Notes denominated in any other currency will be specified pursuant to "Settlement
                                        Procedures" below.

Interest:                               General.  Interest, if any, on each
- --------                                -------
                                        Certificated Note will accrue from the
                                        original issue date for the first
                                        interest period or the last date to
                                        which interest has been paid, if any,
                                        for each subsequent interest period, and will be calculated and paid in the manner described in such Note and in the Prospectus, as supplemented by the applicable Pricing Supplement. Unless otherwise specified therein, each payment of interest on a Certificated
                                        Note will include interest accrued to
                                        but excluding the Interest Payment Date
                                        (provided that, in the case of
                                        Certificated Notes which reset daily or
                                        weekly, interest payments will include
                                        accrued interest to and including the
                                        Regular Record Date immediately
                                        preceding the Interest Payment Date) or
                                        to but excluding Maturity (other than a
                                        Maturity of a Fixed Rate Certificated
                                        Note occurring on the 31st day of a
                                        month, in which case such payment of
                                        interest will include interest accrued
                                        to but excluding the 30th day of such
                                        month).

                                        Regular Record Dates.  The Regular
                                        --------------------
                                        Record Dates with respect to any
                                        Interest Payment Date shall be the date
                                        fifteen calendar days immediately
                                        preceding such Interest Payment Date.

                                        Fixed Rate Certificated Notes. Unless
                                        -----------------------------
                                        otherwise specified pursuant to
                                        Settlement Procedure "A" below, interest
                                        payments on Fixed Rate Certificated
                                        Notes will be made semiannually on
                                        [________] and [________] of each year
                                        or annually on [________] of each year
                                        and at Maturity; provided, however, that
                                                         --------  -------
                                        in the case of a Fixed Rate Certificated
                                        Note issued between a Regular Record
                                        Date and an Interest Payment Date, the
                                        first interest payment will be made on
                                        the Interest Payment Date following the
                                        next succeeding Regular Record Date.

                                        Floating Rate Certificated Notes.
                                        --------------------------------
                                        Interest payments will be made on
                                        Floating Rate Certificated Notes
                                        monthly, quarterly, semi-annually or
                                        annually. Interest will be payable, in
                                        the case of Floating Rate Certificated
                                        Notes with a monthly Interest Payment
                                        Period, on the third Wednesday of each
                                        month; with a quarterly Interest Payment
                                        Period, on the third Wednesday of March,
                                        June, September and December of each
                                        year; with a semi-annual Interest
                                        Payment Period, on the third Wednesday
                                        of the two months specified pursuant to
                                        Settlement Procedure "A" below; and with
                                        an annual Interest Payment Period, on
                                        the third Wednesday of the month
                                        specified pursuant to Settlement
                                        Procedure "A" below; provided, however,
                                                             --------  -------
                                        that if an Interest Payment Date for a
                                        Floating Rate Certificated Note would
                                        otherwise be a day that is not a
                                        Business Day with respect to such
                                        Floating Rate Certificated Note, such
                                        Interest Payment Date will be the next
                                        succeeding Business Day with respect to
                                        such Floating Rate Certificated Note,
                                        except that in the case of a Floating
                                        Rate Certificated Note for which the
                                        Base Rate is LIBOR, if such Business Day
                                        is in the next succeeding calendar
                                        month, such Interest Payment Date will
                                        be the immediately preceding Business
                                        Day; and provided, further, that in the
                                                 --------  -------
                                        case of a Floating Rate Certificated
                                        Note issued between a Regular Record
                                        Date and an Interest Payment Date, the
                                        first interest payment will be made on
                                        the Interest Payment Date following the
                                        next succeeding Regular Record Date.

Calculation of                          Fixed Rate Certificated Note.
- --------------                          ----------------------------
Interest:                               Interest on Fixed Rate Certificated
- --------
                                        Notes (including interest for partial
                                        periods) will be calculated on the basis of a 360-day year of twelve 30-day months.

                                        Floating Rate Certificated Notes.
                                        --------------------------------
                                        Interest rates on Floating Rate
                                        Certificated Notes will be determined
                                        as referred to in the form of Notes.
                                        Interest on Floating Rate
                                        Certificated

                                        Notes, except as otherwise set forth
                                        therein, will be calculated on the basis of actual days elapsed and a year of 360 days, except that in the case of a Floating Rate Certificated Note for which the Base Rate is the Treasury Rate, interest will be calculated on the basis of the actual number of days in the year.

Payments of                             [________] will pay the principal
- -----------
Principal and                           amount of each Certified Note at
- -------------
Interest:                               Maturity upon presentation of such
- --------
                                        Certificated Note to [________]. Such
                                        payment, together with the payment of
                                        interest due at Maturity of such
                                        Certificated Note, will be made in funds
                                        available for immediate use by
                                        [________] and in turn by the Holder of
                                        such Certificated Note. Certificated
                                        Notes presented to [________] at
                                        Maturity for payment will be cancelled
                                        by the Trustee in accordance with the
                                        Indenture. All interest payments on a
                                        Certificated Note (other than interest
                                        due at Maturity) will be made by check
                                        drawn on [________] (or another Person
                                        appointed by [________]) and mailed by
                                        [________] to the Person entitled
                                        thereto as provided in such Note and the
                                        Indenture; provided, however, that the
                                                   --------  -------
                                        holder of U.S. $10,000,000 (or the
                                        equivalent thereof in other currencies)
                                        or more of Certificated Notes with
                                        similar tenor and terms will be entitled to receive payment by wire transfer in U.S. dollars. Following each Regular
                                        Record Date and Special Record Date,
                                        [________] will furnish the Company and
                                        the Trustee with a list of interest
                                        payments to be made on the following
                                        Interest Payment Date for each
                                        Certificated Note and in total for all
                                        Certificated Notes. Interest at Maturity will be payable to the Person to whom the payment of principal is payable.
                                        [________] will provide monthly to the
                                        Company lists of principal and interest, to the extent ascertainable, to be paid on Certificated Notes maturing (on a Maturity or Redemption Date or otherwise) in the next month.

                                        [________] will be responsible for
                                        withholding taxes on interest paid on
                                        Certificated Notes as required by
                                        applicable law.

                                        If any Interest Payment Date for or
                                        the Maturity of a Certificated Note
                                        is not a Business Day, the payment
                                        due on such day shall be made on the
                                        next succeeding Business Day and no
                                        interest shall accrue on such payment
                                        for the period from and after such
                                        Interest Payment Date or Maturity, as
                                        the case may be.

Procedure for Rate                      The Company and the Agents will
- ------------------
Setting and Posting:                    discuss from time to time the aggregate
- -------------------
                                        principal amount of, the issuance price
                                        of, and the interest rates to be borne
                                        by, Notes that may be sold as a result
                                        of the solicitation of orders by the
                                        Agents. If the Company decides to set
                                        prices of, and rates borne by, any Notes in respect of which the Agents are to solicit orders (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agents of the prices and rates to be posted.

Acceptance and                          Unless otherwise instructed by the
- --------------
Rejection of Orders:                    Company, each Agent will advise the
- -------------------
                                        Company promptly by telephone of all
                                        orders to purchase Certificated Notes
                                        received by such Agent, other than those rejected by it in whole or in part in the reasonable exercise of its discretion. Unless otherwise agreed by the Company and the Agents, the Company has the sole right to accept orders to purchase Certificated Notes and may reject any such orders in whole or in part.

Preparation of                          If any order to purchase a
- --------------
Pricing Supplement:                     Certificated Note is accepted by or on
- ------------------
                                        behalf of the Company, the Company will
                                        prepare a pricing supplement (a "Pricing
                                        Supplement") reflecting the terms of
                                        such Certified Note and will arrange to
                                        have ten copies thereof filed with the

                                        Commission in accordance with the
                                        applicable paragraph of Rule 424(b)
                                        under the Act and will supply at least
                                        ten copies if requested) to the Agent
                                        which presented the order (the
                                        "Presenting Agent"). The Presenting
                                        Agent will cause a Prospectus and
                                        Pricing Supplement to be delivered to
                                        the purchaser of such Certificated Note.

                                        In each instance that a Pricing
                                        Supplement is prepared, the Presenting
                                        Agent will affix such Pricing Supplement to each Prospectus prior to its use. Outdated Pricing Supplements (other than those retained for files) will be destroyed.

Suspension of                           The Company may instruct the Agents, or
- -------------
Solicitation;                           any of them, to suspend at any time for
- -------------
Amendment of                            any period of time or permanently, the
- ------------
Supplement:                             solicitation of orders to purchase
- ----------
                                        Certificated Notes. Upon receipt of such instructions, such Agent or Agents will forthwith suspend solicitation until such time as the Company has advised them that such solicitation may be resumed. In the event that at the time the Company suspends solicitation of purchases there shall be any orders outstanding for settlement, the Company will promptly advise the Agents, the Trustee and [________] whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension, together with the appropriate Pricing Supplement, may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

                                        If the Company decides to amend or
                                        supplement the Registration Statement or the Prospectus, it will promptly advise the Agents and furnish the Agents with the proposed amendments or supplement and with such certificates and opinions as are required, all to the extent required by and in accordance with the terms of the Agency Agreement. Subject to the provisions of the Agency Agreement, the Company may file with the Commission any supplement to the Prospectus relating to the Notes. The Company will provide the Agents, the Trustee and [________] with copies of any such supplement, and confirm to the Agents that such supplement has been filed with the Commission pursuant to the applicable paragraph of Rule 424(b).

Procedure for                           When the Company has determined to
- -------------
Rate Changes:                           change the interest rates of
- ------------
                                        Certificated Notes being offered, it
                                        will promptly advise the Agents and the
                                        Agents will forthwith suspend
                                        solicitation of orders. The Agents will
                                        telephone the Company with
                                        recommendations as to the changed
                                        interest rates. At such time as the
                                        Company has advised the Agents of the
                                        new interest rates, the Agents may
                                        resume solicitation of orders. Until
                                        such time, only "indications of
                                        interest" may be recorded. Within two
                                        business days after any sale of Notes,
                                        the Company will file with the
                                        Securities and Exchange Commission a
                                        Pricing Supplement to the Prospectus
                                        relating to such Notes that reflects the applicable interest rates and other terms and will deliver copies of such Pricing Supplement to the Agents.


Delivery of                             A copy of the Prospectus and a
- -----------
Prospectus:                             Pricing Supplement relating to a
- ----------
                                        Certificated Note must accompany or
                                        precede the earliest of any written
                                        offer of such Certificated Note,
                                        confirmation of the purchase of such
                                        Certificated Note and payment for such
                                        Certificated Note by its purchaser. If
                                        notice of a change in the terms of the
                                        Certificated Notes is received by the
                                        Agents between the time an order for a
                                        Certificated Note is placed and the time written confirmation thereof is sent by the Presenting Agent to a customer or his agent, such confirmation shall be accompanied by a

                                        Prospectus and Pricing Supplement
                                        setting forth the terms in effect when
                                        the order was placed. Subject to
                                        "Suspension of Solicitation; Amendment
                                        or Supplement" above, the Presenting
                                        Agent will deliver a Prospectus and
                                        Pricing Supplement as herein described
                                        with respect to each Certificated Note
                                        sold by it. The Company will make such
                                        delivery if such Certificated Note is
                                        sold directly by the Company to a
                                        purchaser (other than any Agent).

Confirmation:                           For each order to purchase a
- ------------
                                        Certificated Note solicited by any Agent and accepted by or on behalf of the Company, the Presenting Agent will issue a confirmation to the purchaser, with a copy to the Company, setting forth the details set forth above and delivery and payment instructions.

Settlement:                             The receipt by the Company of
- ----------
                                        immediately available funds in exchange
                                        for an authenticated Certificated Note
                                        delivered to the Presenting Agency and
                                        the Presenting Agent's delivery of such
                                        Certificated Note against receipt of
                                        immediately available funds shall, with
                                        respect to such Certificated Note,
                                        constitute "settlement". All orders
                                        accepted by the Company will be settled
                                        on the [third] Business Day following
                                        the date of sale pursuant to the
                                        timetable for settlement set forth
                                        below, unless the Company and the
                                        purchaser agree to settlement on another day which shall be no earlier than the next Business Day following the date of sale.

Settlement                              Settlement Procedures with regard to
- ----------
Procedures:                             each Certificated Note sold by the
- -----------
                                        Company through any Agent, as agent,
                                        shall be as follows:

                                        A.   The Presenting Agent will advise
                                             the Company by telephone of the
                                             following settlement information:

                                             1.   Name in which such
                                                  Certificated Note is to be
                                                  registered ("Registered
                                                  Owner").

                                             2.   Address of the Registered
                                                  Owner and address for payment
                                                  of principal and interest.

                                             3.   Taxpayer identification number
                                                  of the Registered Owner (if
                                                  available).

                                             4.   Principal amount.

                                             5.   Maturity Date and, if
                                                  applicable, the Extension
                                                  Period and Final Maturity
                                                  Date.

                                             6.   In the case of a Fixed Rate
                                                  Certificated Note, the
                                                  interest rate or, in the case
                                                  of a Floating Rate
                                                  Certificated Note, the initial
                                                  interest rate (if known at
                                                  such time), Base Rate, Index
                                                  Maturity, Interest Reset
                                                  Period, Interest Reset Dates,
                                                  Spread or Spread Multiplier
                                                  (if any), minimum interest
                                                  rate (if any) and maximum
                                                  interest rate (if any).

                                             7.   In the case of Indexed Notes,
                                                  the Denominated Currency, the
                                                  Indexed Currency, the Face
                                                  Amount, the Base Exchange
                                                  Rate, the Determination Agent
                                                  and the Reference Dealers.

                                             8.   Interest Payment Dates and the
                                                  Interest Payment Period.

                                             9.   Specified Currency and whether
                                                  the option to elect payments
                                                  in a Specified Currency
                                                  applies and if the Specified
                                                  Currency is not U.S. dollars,
                                                  the authorized denominations.

                                             10.  Optional Reset Date, if any.

                                             11.  Redemption provisions, if any.

                                             12.  Repayment provisions, if any.

                                             13.  Settlement date.

                                             14.  Price (including currency).

                                             15.  Presenting Agent's commission,
                                                  determined as provided in
                                                  Section 2 of the Agency
                                                  Agreement.

                                             16.  Whether such Certificated Note
                                                  is issued at an original issue
                                                  discount, and, if so, the
                                                  total amount of OID, the yield
                                                  to maturity and the initial
                                                  accrual period OID.

                                        B.   The Company will advise [________]
                                             by telephone (confirmed in writing
                                             at any time on the sale date) or
                                             electronic transmission of the
                                             information set forth in Settlement
                                             Procedure "A" above and the name of
                                             the Presenting Agent. Each such
                                             communication by the Company shall
                                             constitute a representation and
                                             warranty by the Company to
                                             [________], the Trustee and the
                                             Agents that (i) such Certificated
                                             Note is then, and at the time of
                                             issuance and sale thereof will be,
                                             duly authorized for issuance and
                                             sale by the Company, (ii) such
                                             Certificated Note will conform with
                                             the terms of the Indenture, (iii)
                                             after giving effect to the issuance
                                             of such Certificated Note and any
                                             other Securities (as defined in the
                                             Agency Agreement) to be issued on
                                             or prior to the settlement date for
                                             the sale of such Certificated Note,
                                             the aggregate amount of Securities
                                             which have been issued and sold by
                                             the Company will not exceed the
                                             amount of Securities registered
                                             under the Registration Statement
                                             (as defined in the Agency
                                             Agreement) and (iv) upon
                                             authentication and delivery of such
                                             Certificated Note, the aggregate
                                             [initial offering price][principal
                                             amount] of all Notes issued under
                                             the Indenture will not exceed U.S.
                                             $__________ (excluding the amount
                                             of any OID) or the equivalent
                                             thereof in other currencies (except
                                             for Notes authenticated and
                                             delivered upon registration of
                                             transfer of, in exchange for, or in
                                             lieu of Notes pursuant to Sections
                                             [________] of the Indenture).

                                        C.   The Company will deliver to
                                             [________] a pre-printed five-ply
                                             packet for such Certificated Note,
                                             which packet will contain the
                                             following documents in forms that
                                             have been approved by the Company,
                                             Ameritech, the Agents and the
                                             Trustee:

                                             1.   Certificated Note with
                                                  customer confirmation.

                                             2.   Stub One - For the Trustee.

                                             3.   Stub Two - For the Agent.

                                             4.   Stub Three - For the Company.

                                             5.   Stub Four - For Ameritech.

                                        D.   The Trustee will complete such
                                             Certificated Note and will
                                             authenticate such Certificated Note
                                             and deliver it (with the
                                             confirmation) and Stubs One and Two
                                             to the Presenting Agent, and the
                                             Presenting Agent will acknowledge
                                             receipt of the Note by stamping or
                                             otherwise marking Stub One and
                                             returning it to the Trustee. Such
                                             delivery will be made only against
                                             such acknowledgment of receipt and
                                             evidence that instructions have
                                             been given by the Presenting Agent
                                             for payment to the account of the
                                             Company at [bank name, city, state]
                                             in funds available for immediate
                                             use, of an amount equal to the
                                             price of such Certificated Note
                                             less the Presenting Agent's
                                             commission. In the event that the
                                             instructions given by the
                                             Presenting Agent for payment to the
                                             account of the Company are revoked,
                                             the Company will as promptly as
                                             possible wire transfer to the
                                             account of the Presenting Agent an
                                             amount of immediately available
                                             funds equal to the amount of such
                                             payment made.

                                        E.   The Presenting Agent will deliver
                                             such Certificated Note (with the
                                             confirmation) to the customer
                                             against payment in immediately
                                             payable funds. The Presenting Agent
                                             will obtain the acknowledgement of
                                             receipt of such Certificated Note
                                             by retaining Stub Two.

                                        F.   [________] will send Stub Three to
                                             the Company by first-class mail.

Settlement                              For orders of Certificated Notes
- ----------
Procedures                              solicited by any Agent, as agent, and
- ----------
Timetable:                              accepted by the Company, Settlement
- ---------
                                        Procedures "A" through "F" set forth
                                        above shall be completed on or before
                                        the respective times (New York City
                                        time) set forth below:

                                        Settlement
                                        Procedure      Time
                                        ---------      ----
                                         A             2:00 P.M. on the day
                                                         before settlement
                                        B-C            3:00 P.M. on the day
                                                         before settlement
                                         D             2:15 P.M. on settlement
                                                         date
                                         E             3:00 P.M. on settlement
                                                         date
                                         F             5:00 P.M. on settlement
                                                         date

Failure to                              If a purchaser fails to accept delivery
- ----------
Settle:                                 of and make payment for any Certificated
- ------
                                        Note, the Presenting Agent will notify
                                        the Company and [________] by telephone
                                        and return such Certificated Note to the Trustee. Upon receipt of such notice, the Company will immediately wire transfer to the account of the Presenting Agent an amount equal to the amount previously credited to the account of the Company in respect of such Certificated Note. Such wire transfer will be made on the settlement date, if possible, and in any event not later than the Business Day following the settlement date. If the failure shall have occurred for any reason other than a default by the Presenting Agent in the performance of its obligations hereunder and under the Agency
                                        Agreement, then the Company will
                                        reimburse the Presenting Agent or
                                        [________], as appropriate, on an
                                        equitable basis for its loss of the use
                                        of the funds during the period when they were credited to the account of the Company. Immediately upon receipt of the Certificated Note in respect of which such failure occurred, the Trustee will cancel such Certificated Note in accordance with the Indenture and so advise the Company and [________] and [________] will make appropriate entries in its records.

Trustee and                             Nothing herein shall be deemed to
- -----------
[________]                              require the Trustee or [________] to
- ----------
Not to Risk Funds:                      risk or expend its own funds in
- -----------------
                                        connection with any payment to the
                                        Company, the Agents or the purchaser, it being understood by all parties that payments made by the Trustee or [________] to the Company, Ameritech, the Agents or the purchaser shall be made only to the extent that funds are provided to the Trustee, Ameritech or [________] for such purpose.

Authenticity of                         The Company will cause the Trustee to
- ---------------
Signatures:                             furnish [________] and the Agents
- ----------
                                        from time to time with the specimen
                                        signatures of each of the Trustee's
                                        officers, employees or agents who has
                                        been authorized by the Trustee to
                                        authenticate Certificated Notes, but
                                        neither [________] nor any Agent will
                                        have any obligation or liability to the
                                        Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Certificated Note.


Payment of                              Each Agent shall forward to the Company,
- ----------
Expenses:                               on a monthly basis, a statement of the
- --------
                                        out-of-pocket expenses incurred by such
                                        Agent during that month that are
                                        reimbursable to it pursuant to the terms of the Agency Agreement. Subject to the terms of the Agency Agreement, the Company will remit payment to the Agents currently on a monthly basis.

Advertising Costs:                      The Company will determine with the
- -----------------
                                        Agents the amount of advertising that
                                        may be appropriate in soliciting orders
                                        to purchase the Certificated Notes.
                                        Subject to the terms of the Agency
                                        Agreement, advertising expenses will be
                                        paid by the Company.

Periodic Statements                     Periodically, [________] will send to
- -------------------
from [________]:                        the Company a statement setting forth
- ---------------
                                        the principal amount of Certificated
                                        Notes Outstanding as of that date and
                                        setting forth a brief description of any sales of Certificated Notes as to which the Company has advised [________] but which have not yet been settled.

                     Ameritech Capital Funding Corporation

                   $__________ Medium-Term Notes, Series __
                                Due __________
                              From Date of Issue

                         Unconditionally Guaranteed by

                             Ameritech Corporation

                                TERMS AGREEMENT

                                                            ______________, 19__


Ameritech Capital Funding Corporation
30 South Wacker Drive
Chicago, Illinois 60606

Attention:

          Subject in all respects to the terms and conditions of the Selling Agency Agreement (the "Agreement") dated __________ __, ____, among __________, and you and Ameritech Corporation, the undersigned agrees to purchase the following Notes of Ameritech Capital Funding Corporation:

Aggregate Principal Amount:

Date of Maturity:

Purchase Price:                                   % of Principal Amount [plus
                                                     accrued interest from
                                                       __________, 19__]


Interest Rate Provisions:

Purchase Date and Time:

Place for Delivery of Notes
and Payment Therefor:

Commission:

Method of Payment:

Modification, if any, in
the requirements to
deliver the documents
specified in Section 6(b)
of the Agreement:

Period during which additional
Notes may not be sold pursuant
to Section 4(m) of the Agreement:

Modification, if any, to
Section 4(h) as to payment
of expenses of Purchaser:

Other Terms:


                                                   [Purchaser]

                                                   By: _____________________



Accepted:

By: ____________________________
    Title: